Exhibit 10.12

AMENDMENT #3 TO JOINT DEVELOPMENT AGREEMENT

WHEREAS, CDx, Inc. ("CDX") and Next Dimension Technologies, Inc. ("NDT") are parties to a Joint Development Agreement executed by the parties on November 1, 2013, as modified by Amendment #1 to the Joint Development Agreement executed by the parties on April 21, 2014 and Amendment #2 to the Joint Development Agreement executed by the parties on July 1, 2015 (the "Agreement"); and

WHEREAS, pursuant to Paragraph 11.3 of the Agreement, both parties now desire to further modify and amend the Agreement;

NOW, THEREFORE, in consideration of the mutual undertakings of the parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CDX and NDT do hereby mutually agree as follows:

1. With respect to Paragraph 2.2, this paragraph shall be deleted in its entirety and replaced with the following:

"2.2 Task Authorization. NDT must not undertake any Task as defined in Exhibit A until CDX has provided written authorization to NDT to do so. Notwithstanding the foregoing, NDT is authorized to undertake Task 1.1, Task 1.2, Task 1.3, Task 1.4, Task 1.5, Task 1.6, Task 2.1, and Task 3.1 as set forth in Exhibit A."

2. With respect to Exhibit A, Task 1.2, Task 1.2 shall be deleted in its entirety and replaced with Exhibit A, Task 1.2 attached hereto.

3. With respect to Exhibit A, Task 1.3, Task 1.3 shall be deleted in its entirety and replaced with Exhibit A, Task 1.3 attached hereto.

4. With respect to Exhibit A, Exhibit A is amended to include Task 1.4, attached hereto.

5. With respect to Exhibit A, Exhibit A is amended to include Task 1.5, attached hereto.

6. With respect to Exhibit A, Exhibit A is amended to include Task 1.6, attached hereto.

7. With respect to Exhibit A, Exhibit A is amended to include Task 3.1, attached hereto.

8. All remaining terms and conditions of Agreement remain in full force and effect, as modified and amended hereby and are hereby ratified by the parties.

9. After full execution of this Amendment #3, the Agreement shall be deemed to include the modifications and amendments herein.

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IN WITNESS WHEREOF, the parties have caused this Amendment #3 to be executed by their authorized representatives as of the respective dates written below.

CDX, Inc.		Next Dimension Technologies, Inc.

By:	/s/ Daniel Yazbeck	By:	/s/ William Royea

Name:	Daniel Yazbeck	Name:	William Royea
Title:	President	Title:	President

Date:	March 13, 2015	Date:	March 13, 2015

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Task 1.2: Development of a                     for quantitative detection of THC and CBD

Task objective	NDT will develop a that is capable of quantitatively detecting THC and CBD in cannabis flower samples. At the conclusion or the task, NDT will deliver 100 prototype samples of the final CDX for further testing and evaluation.
Key deliverables and deadlines

● Delivery of an oral presentation on the status of the development program (to be scheduled following week 6)

● Delivery or an oral presentation on the status of the development program (to be scheduled following week 12)

● Delivery or an oral presentation on the status of the development program (to be scheduled during week 64, tentatively July 31, 2015)

● Delivery of one hundred (100)             with recommended testing protocols to a delivery address to be provided by CDX (shipped by week 64, tentatively July 31, 2015).

Performance time	64 weeks
Anticipated start date	May 19, 2014
Anticipated completion date	July 31, 2015
Total budget	$
Payment schedule	● upon completion of week 6 (due within 10 days of invoice) ● upon completion of week 12 (due within 10 days of invoice) ● upon completion of week 64 (due within 30 days of invoice)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals and specifications set forth by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that any performance goals or specifications set forth by CDX will be attained.

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Task 1.3: Fabrication and delivery of a prototype detection system for                     evaluation

Task objective	NDT will fabricate and retain readout systems as replacements for damaged units lent to CDX under a Joint Development Agreement executed by the parties on November 1, 2013.
Key deliverables and deadlines	● Fabrication of 2 prototype (on or before October 1, 2014)
Performance time	14 weeks
Anticipated start date	July 1, 2014
Anticipated completion date	October 1, 2014
Total budget
Payment schedule	● upon delivery of invoice (due by March 31, 2015)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals specified by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that the performance goals specified by CDX will be attained.

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Task 1.4: Fabrication of                  for cannabis flower strain identification on NDT legacy detection platform

Task objective	NDT will fabricate, benchmark, and deliver 10 prototype identical to those produced and delivered in Task 1.1 for the discrimination of cannabis flower strains.
Key deliverables and deadlines

● Fabrication and benchmarking of a                      identical to those delivered under Task 1.1 (completed by week 2, tentatively October 17, 2014)

● Delivery of ten (10)              CDX for further testing and data collection (completed by week 3, tentatively October 17, 2014).

Performance time	3 weeks
Anticipated start date	September 29, 2014
Anticipated completion date	October 17, 2014
Total budget	$
Payment schedule	upon shipment of (due by March 31, 2015)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals and specifications set forth by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that any performance goals or specifications set forth by CDX will be attained.

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Task 1.5: Fabrication of                        for cannabis strain identification on new detection platform

Task objective	NDT will fabricate and deliver 350 prototype for the discrimination of cannabis flower strains. Prior to fabrication of the prototype sensor arrays, NDT will evaluate data obtained by CDx to determine sensor film modifications that will likely improve performance and increase sensor lifetime.
Key deliverables and deadlines

● Delivery of an oral presentation describing the re-formulation of sensor chemistries for the new sensor substrate (Completed in 4 weeks, tentatively October 28, 2014)

● Delivery of three hundred fifty (350) prototype              to CDX for further testing and data collection (completed by week 20, tentatively February 13, 2015).

Performance time	20 weeks
Anticipated start date	September 29, 2014
Anticipated completion date	February 13, 2015
Total budget
Payment schedule	upon delivery of (due March 31, 2015)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals and specifications set forth by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that any performance goals or specifications set forth by CDX will be attained.

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Task 1.6: Development of reformulated sensor chemistries and a quantitative quality control (QC) and calibration procedure for cannabis strain identification sensors

Task objective	NDT will develop (1) reformulate( sensor chemistries for cannabis strain matching applications to facilitate automated production, and (2) a procedure for quantitative calibration and quality control assessment of cannabis strain identification sensors developed under Task 1.1.
Key deliverables and deadlines

● Development of reformulated sensor chemistries for automated production (completed by week 5, tentatively April 15, 2015)

● Development of a preliminary quality control protocol and delivery of one-hundred (100)                      (pre-calibrated and quality-control checked with a preliminary procedure) to CDX for further testing and data collection; sensors will be accompanied with recommended testing protocols (completed by week 7, tentatively April 30, 2015).

● Development of a refined quality control protocol that incorporates specific feedback received from CDX on or before May 15, 2015. Delivery of 100 prototype                     (pre-calibrated and quality-control checked with refined procedure) to CDX for further testing and data collection; sensors will be accompanied with recommended testing protocols (completed by week 11, tentatively May 29, 2015)

Performance time	11 weeks
Anticipated start date	March 16, 2015
Anticipated completion date	May 29, 2015
Total budget	$
Payment schedule	● $ upon initiation of task (due by March 31, 2015) ● S upon delivery of preliminary (due within 30 days of invoice) ● $ upon delivery of refined (due within 30 days of invoice)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals and specifications set forth by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that any performance goals or specifications set forth by CDX will be attained.

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Task 3.1: Development of a prototype                   for detection of pesticide and organic chemical residue on cannabis flower and on produce

Task objective	NDT will develop a for the detection of various pesticides and organic chemical residues on cannabis flower and on produce. This task will involve the fabrication, benchmarking, and testing of sensors against 5-10 distinct pesticide residues and/or organic chemical vapors on 3 representative media (cannabis flower, a vegetable, and a fruit). Through the duration of the task, NDT will deliver prototype samples of the (along with recommended testing protocols) to CDX for testing and evaluation.
Key deliverables and deadlines

● Design, fabrication and benchmarking of initial                and preliminary testing against pesticides and organic chemical residues (completed by week 9 tentatively April 30, 2015)

● Delivery of one-hundred (100) initial prototype                and recommended testing protocols to a delivery address to be provided by CDX (shipped by week 9, tentatively April 30, 2015)

● Design, fabrication, and benchmarking of reformulated                 and testing against pesticides and organic chemical residues both ex situ and on representative media (completed by week 18, tentatively June 30, 2015)

● Delivery of one-hundred (100) reformulated prototype                and recommended testing protocols to a delivery address to be provided by CDX (shipped by week 18, tentatively June 30, 2015)

● Design, fabrication, and benchmarking of optimized                and testing against pesticides and organic chemical residues both ex situ and on representative media (completed by week 27, tentatively August 31, 2015)

● Delivery of one-hundred (100) optimized prototype                and recommended testing protocols to a delivery address to be provided by CDX (shipped by week 27, tentatively August 31, 2015)

Performance time	27 weeks
Anticipated start date	March 1, 2015
Anticipated completion date	August 31, 2015
Total budget	$
Payment schedule	● upon initiation of task (due by March 31, 2015) ● upon completion of week 18 (due within 30 days of invoice) ● upon completion of week 27 (due within 30 days of invoice)
Disclaimer	NDT will use reasonable efforts to achieve the performance goals and specifications set forth by CDX. Notwithstanding, the proposed work is developmental in nature, and thus NDT makes no representation and provides no guarantee that any performance goals or specifications set forth by CDX will be attained.

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